As filed with the Securities and Exchange Commission on October 13, 1998

                                                 Registration Number 333-60507

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                         Post-Effective Amendment No. 1
                                       to
                                    Form S-2
             Registration Statement Under the Securities Act of 1933


                                   CCAIR, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                          56-1428192
(State or other jurisdiction or                 (I.R.S. Employer Identification
incorporation or organization)                   Number)


                                 P. O. Box 19929
                      Charlotte, North Carolina 28219-0929
                                 (704) 359-8990
          (Address and telephone number of principal executive offices)


                           Kenneth W. Gann, President
                                   CCAIR, Inc.
                                 P. O. Box 19929
                      Charlotte, North Carolina 28219-0929
                                 (704) 359-8990
     (Name, address and telephone number, including area code, of agent for service)

                                    Copy to:

                            W. Scott Cooper, Esquire
                           Rayburn, Moon & Smith, P.A.
                         227 W. Trade Street, Suite 1200
                               Charlotte, NC 28202

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable, after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If the Registrant elects to deliver its latest annual report to security holders, or a complete and legal facsimile thereof, pursuant to Item 11(a)(1) of this Form, check the following box. [ X ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery  of the  Prospectus  is expected to be made  pursuant to Rule 434,
please check the following box.   [   ]


                         Calculation of Registration Fee


  Title of Each                         Proposed Maximum     Proposed Maximum
Class of Securities     Amount to        Offering Price         Aggregate          Amount of
 To be Registered      Be Registered       Per Share         Offering Price     Registration Fee
-----------------      -------------     ---------------     ---------------    ----------------
   Common Stock
   (par value
$.01 per shares)     500,000 shares(1)     $4.3125(2)          $2,156,250         $636.09(1)

---------------

(1) The Registrant registered 500,000 shares of Common Stock in a Registration Statement on Form S-2 (File No. 33-77574) of which 250,000 shares remain unsold. Pursuant to Rule 429, the Registrant is carrying forward these 250,000 shares with respect to which a filing fee of $334.05 was paid.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the Company's Common Stock as of July 29, 1998, as reported on the Nasdaq SmallCap Market.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The estimated expenses in connection with this offering are as follows:


                                                      AMOUNT
                                                      ------
      Registration Fee .........................$ ____636.09
      Nasdaq Listing Fee .......................  __5,000.00
      Legal fees and expenses ..................  __7,500.00
      Accounting fees and expenses .............  __2,800.00
      Miscellaneous ............................  __7,500.00

            Total ..............................$ $23,436.09



ITEM 15.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under provisions of Delaware law and the Company's Bylaws, directors, officers and controlling persons of the Company may be entitled to indemnification by the Company against liabilities arising out of any suit or proceeding, whether civil, criminal, administrative or investigative, including a suit or proceeding under the Securities Act of 1933, to which they were a party by reason of serving as a director, officer, employee or agent of the Company. Such provisions require the Company to indemnify any such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding upon a determination, by a majority vote of a quorum of the Board of Directors consisting of directors who were not parties to such action, suit or proceeding, or by independent legal counsel in a written opinion, or by the stockholders of the Company, that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Absent such determination, the Company may, by a vote of the disinterested directors or the stockholders and to the extent permitted by applicable law, indemnify any such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such suit or proceeding.


ITEM 16.      EXHIBITS

The following exhibits are included as a part of this Registration Statement:

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
2.1               Plan of Reorganization of CCAIR, Inc., effective September 3,
                  1991. (5)

5.1               Opinion of Rayburn, Moon & Smith, P.A. (20)


10.1(a) The Company's Stock Option Plan dated May 18, 1989 with forms of Incentive Stock Option Agreement and Nonqualified Stock Option Agreement attached. (1)

10.1(b) Amendment to the Amended and Restated Stock Option Plan, dated February 6, 1992. (6)

10.1(c) Second Amended and Restated Stock Option Plan, dated February 6, 1993. (13)

10.1(d) Third Amended and Restated Stock Option Plan of the Company, dated February 23, 1994. (10)

10.1(e) Fourth Amended and Restated Stock Option Plan of the Company, dated November 15, 1994. (14)

10.2(a) Agreement dated October 16, 1991 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by the Air Line Pilots Association International. (6)

10.2(b) Letter of Agreement amendment dated December 14, 1991 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by the Air Lines Pilots Association International. (6)

10.2(c) Letter of Agreement amendment dated February 28, 1992 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by The Air Line Pilots Association International. (6)

10.2(d) Letter of Agreement amendment dated February 28, 1992 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by The Air Line Pilots Association International. (6)

10.3(a) Service Agreement between USAir, Inc. and CCAIR, Inc. dated November 1, 1988. (1)

10.3(b) First Amendment to Service Agreement between USAir, Inc. and CCAIR, Inc., dated July 1, 1990. (3)

10.3(c) Supplemental Agreement between USAir, Inc., and CCAIR, Inc., dated July 30, 1990. (4)

10.3(d) Second Amendment to Service Agreement between USAir, Inc., and CCAIR, Inc., dated January 23, 1991. (4)

10.3(e) Third Amendment to Service Agreement between USAir, Inc., and CCAIR, Inc., dated August 1, 1991. (8)

10.3(f) Ground Handling Agreement, dated February 1, 1994, between CCAIR, Inc., and USAir, Inc. (10)

10.4(a) Loan Agreement dated as of September 4, 1991, between CCAIR, Inc., and NCNB National Bank of North Carolina. (4)

10.4(b) Revolving Credit Promissory Note by CCAIR, Inc. in favor of NCNB National Bank of North Carolina, dated September 4, 1991. (4)

10.4(c) Security Agreement dated as of September 4, 1991, between CCAIR, Inc., and NCNB National Bank of North Carolina. (4)

10.4(d) Loan Purchase Agreement dated as of September 4, 1991, by and among NCNB National Bank of North Carolina, British Aerospace, Inc., and CCAIR, Inc. (4)

10.4(e) Security Agreement dated as of September 4, 1991, between CCAIR, Inc. and British Aerospace, Inc. An identical agreement was executed with Jet Acceptance Corporation as of September 4, 1991, and is not filed herewith. (4)

10.4(f) Pledge of Cash Collateral Account dated as of September 4, 1991, by and among CCAIR, Inc., NCNB National Bank of North Carolina, British Aerospace, Inc., and Jet Acceptance Corporation. (4)

10.4(g) Loan Agreement dated as of August 14, 1992 between CCAIR, Inc. and NationsBank of North Carolina, N.A. (6)

10.4(h) Agreement dated as of January 17, 1994 among CCAIR, Inc., NationsBank of North Carolina, N.A., British Aerospace, Inc. and Jet Acceptance Corporation. (10)

10.4(h)(i)        Assignment and Bill of Sale dated as of January 10, 1995 by and among CCAIR, Inc., NationsBank of North Carolina, N.A.,
                  British Aerospace, Inc. and Jet Acceptance Corporation. (16)

10.5 Common Stock Purchase Agreement dated as of December 4, 1997 by and among CCAIR, Inc., and Robert Priddy, Bonderman Family Limited Partnership, Hakatak Enterprises, Inc., Nominee, Par Investment Partners, L.P. and Jonathan G. Ornstein. (19)

10.6 Form of Operating Lease between Jet Acceptance Corporation and CCAIR, Inc., dated as of November 24, 1997, for 20 aircraft with Serial Numbers N941AE, N962AE, N928AE, N943AE, N964AE, N942AE, N957AE, N963AE, N920AE, N961AE, N966AE, N959AE,
                  N965AE, N952AE, N919AE, N958AE, N913AE, N927AE, N914AE,
                  N930AE. (18)

10.7(a) Settlement Agreement by and between CCAIR, Inc., and Lynrise Air Lease, Inc. dated as of March 31, 1998. (18)

10.7(b) Registration Rights Agreement by and among CCAIR, Inc., and Lynrise Air Lease, Inc. (18)

10.7(c)           Form of 7% Convertible Subordinated Note Due 2004. (18)


10.7(d) Option Agreement dated as of March 31, 1998 by and between CCAIR, Inc. and Lynrise Air Lease, Inc. (20)


10.10(a)(i)       Lease Agreement effective as of April 19, 1991 between the
                  Asheville Regional Airport Authority and CCAIR, Inc. (4)

10.10(a)(ii)      Letter dated August 28, 1991 by Asheville Regional Airport
                  Authority amending Lease. (4)

10.10(b) Lease Agreement dated July 5, 1989 between Clarke County Airport Authority and CCAIR, Inc. (4)

10.10(c) Agreement dated October 10, 1987 between the Central West Virginia Regional Airport Authority and CCAIR, Inc. (1)

10.10(d) Commuter Airline Agreement and Lease dated May 20, 1988 between the City of Charlotte and CCAIR, Inc. (1)

10.10(e) Agreement dated July 16, 1991 between the Chattanooga Metropolitan Airport Authority and CCAIR, Inc. (4)

10.10(f) Airport Use and Lease Agreement entered into as of January 1, 1989 between the Richland-Lexington Airport District and CCAIR, Inc. (4)

10.10(g) Agreement dated July 1, 1988 between the City of Danville, Virginia and CCAIR, Inc. (1)

10.10(h) Airport Use and Lease Agreement dated November 1, 1982 between Greenville-Spartanburg Airport District and Sunbird, Inc. (1)

10.10(i)(i)       Letter Agreement dated July 13, 1988 from CCAIR, Inc. to
                  Tri-State Airport Authority. (1)

10.10(i)(ii)      Letter dated February 25, 1991 by Tri-State Airport Authority amending Lease. (4)

10.10(j)(i)       Airport Use Agreement dated March 1, 1988 between the Board of Commissioners of Onslow County and CCAIR, Inc. (1)

10.10(j)(ii)      Amendment to Lease dated July 15, 1988 between the same
                  parties. (1)

10.10(k) Operating Agreement dated April 15, 1987 between Metropolitan Knoxville Airport Authority and CCAIR, Inc. (1)

10.10(l) Lease Agreement dated March 1, 1988 between the City of Macon and CCAIR, Inc. (1)

10.10(m) Letter Agreement dated September 5, 1990 between New Hanover County and CCAIR, Inc. (4)

10.10(n) Lease Agreement dated May 1, 1989 between Tri-City Airport Commission and CCAIR, Inc. (4)

10.10(o) Use Agreement dated May 1, 1991 between Airport Commission of Forsyth County and CCAIR, Inc. (4)

10.10(p) Letter from Pitt County - City of Greenville Airport Authority dated May 31, 1990 announcing fee structure. (4)

10.10(q) Airport Use Agreement dated May 1, 1991 between Raleigh County Airport Authority and CCAIR, Inc. (4)

10.10(r) Letter Agreement dated July 7, 1990 between Mercer County Airport Authority and CCAIR, Inc. (4)

10.10(s) Contract for Conduct of Commercial Flight Operations dated September 1, 1991 between Maryland Aviation Administration and CCAIR, Inc. (6)

10.29(a) Commercial Use Permit between CCAIR, Inc., and City of Charlotte, North Carolina dated April 1, 1991, relating to Old Terminal Building at Charlotte/Douglas International Airport. (4)

10.29(b) Commercial Use Permit dated April 15, 1992 between the City of Charlotte and CCAIR, Inc. (6)

10.30(a) Flight Attendant Agreement between CCAIR, Inc., and the Flight Attendants in the service of CCAIR, Inc., as represented by the Association of Flight Attendants effective May 22, 1991. (4)

10.30(b) Letter of Agreement amendment dated May 6, 1992 between CCAIR, Inc. and the Flight Attendants in service of CCAIR, Inc. as represented by the Association of Flight Attendants.
                  (6)

10.31 Letter Agreement dated February 27, 1991 between Pennsylvania Airlines and CCAIR, Inc. (4)

10.32(a) Purchase Agreement No. 8-0237, dated as of February 23, 1992 between CCAIR, Inc. and de Havilland Inc. (successor to Boeing of Canada, Ltd., a Delaware corporation, through its de Havilland Division) as amended by letter agreements attached thereto for two de Havilland DHC-8-102 Aircraft (N8800CC) and (N881CC). (6)

10.32(b) Purchase Agreement Assignment between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N88OCC). This Purchase Agreement Assignment is substantially identical to Purchase Agreement Assignment (N881CC), dated as of May 15, 1992, not filed herewith. (6)

10.32(c) Lease Agreement between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N880CC). This Lease Agreement is substantially identical to Lease Agreements (N881CC), (N882CC) and (N883CC) dated as of May 15, 1992, not filed herewith. (6)

10.32(d) Lease Supplement #1 between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 22, 1992 (N880CC). This Lease Supplement #1 is substantially identical to Lease Supplements (N881CC), (N882CC) and (N883CC) dated as of May 22, June 1 and June 12, 1992, respectively, not filed herewith. (6)

10.32(e) Tax Indemnity Agreement between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N880CC). This Tax Indemnity Agreement is substantially identical to Tax Indemnity Agreements (N881CC), (N882CC), and (N883CC) dated as of May 15, 1992, not filed herewith. (6)

10.32(f) Assignment and Assumption Agreement dated as of November __, 1995 between C.I.T. Leasing Corporation and Mellon Financial Services Corporation #3. (16)

10.32(g) Aircraft Lease Termination dated as of November ___, 1995 between Mellon Financial Services Corporation #3 and CCAIR, Inc. (16)

10.33(a) Lease Agreement (Spares) between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of August 14, 1992. (6)

10.33(b) Lease Supplement between CCAIR, Inc and Mellon Financial Services Corporation #3 dated as of August 28, 1992. (6)

10.33(c) Tax Indemnity Agreement between CCAIR, Inc and Mellon Financial Services Corporation #3 dated as of August 14, 1992. (6)

10.34 Agreement dated January 1, 1994 between CCAIR, Inc. and the Mechanics and related employees in the service of CCAIR as represented by the International Brotherhood of Teamsters.
                  (13)

10.35             Employment Agreement between Kenneth W. Gann and CCAIR, Inc.
                  dated February 8, 1994. (13)

10.36(a) Agreement dated November 14, 1994, by and among CCAIR, Inc., British Aerospace Holdings, Inc., formerly British Aerospace, Inc., and Jet Acceptance Corporation. (16)

10.36(b) Acceptance Supplement No. 2 (N158PC) dated as of November 14, 1994 between Jet Acceptance Corporation and CCAIR, Inc. This Acceptance Supplement No. 2 is substantially identical to Acceptance Supplements No. 2 between Jet Acceptance Corporation and CCAIR, Inc. (N164PC, N162PC, N159PC, N157PC, N156PC, N190PC, N170PC, N169PC, N168PC, N163PC and N161PC),
                  notified herewith. (16)

10.37(a)          Lease Agreement dated as of November 15, 1994 between C.I.T.
                  Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 880CC). This Lease Agreement is substantially identical to Lease Agreements dated as of November 15, 1994 between C.I.T. Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 881CC, Reg. No. 882CC and Reg. No. 883CC), not filed herewith. (16)

10.37(b) Lease Agreement (Spares) dated as of November 15, 1994 between C.I.T. Leasing Corporation and CCAIR, Inc. (16)

10.37(c) Lease Supplement No. 1 is substantially identical to Lease Supplements No. 1 between C.I.T. Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 881CC, Reg. No. 882CC and Reg. No. 883CC) and Lease Supplement No. 1 (Spares), not filed herewith. (16)

10.38(a) Amended and Restated Loan Agreement dated as of February 10, 1995, between JSX Capital Corporation and CCAIR, Inc. (16)

10.38(b) Revolving Note dated February 10, 1995 in the principal amount of $2,500,000 by CCAIR, Inc. to the order of British Aerospace Holdings, Inc. (16)

10.38(c) Amended and Restated Security Agreement dated as of February 10, 1995 between JSX Capital Corporation and CCAIR, Inc. (16)

10.38(d) Amended and Restated Special Account and Disbursement Authorization Agreement dated as of February 10, 1995 among Wachovia Bank of North Carolina, N.A., CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and JSX Capital Corporation. (16)

10.39 Letter Agreement dated September 28, 1995 between JSX Capital Corporation and CCAIR, Inc. (17)

10.40 September 1995 Master Agreement among CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and JSX Capital Corporation. (17)

10.41 Second Amendment to Amended and Restated Loan Agreement, Related Loan Documents and Master Agreement as of July 9, 1997 between CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and British Aerospace Asset Management, Inc. (18)

10.42 CCAIR, Inc. Directors' Compensation Stock Option Plan as of November 14, 1996. (18)

10.43 Line of Credit Commitment as of October 8, 1996 between Centura Bank and CCAIR, Inc. (18)

13.1 Transition Report on Form 10-K for period July 1, 1997 to December 31, 1997, File No. 0-17846, as filed on May 11, 1998.

13.2 Quarterly Report on Form 10-Q for quarter ended June 30, 1998, File No. 0-17846, as filed on July 29, 1998.

23.1              Consent of Arthur Andersen, LLP


23.2              Consent of Rayburn, Moon & Smith, P.A. (contained in Exhibit
                  5.1)*


24.1 Reference is made to the Signatures section of this Registration Statement for the Power of Attorney contained therein

---------------

(1) Incorporated by reference to Registration Statement on Form S-1, File No. 33-28967.
(3) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1990, File No. 0-17846.
(4) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1991, File No. 0-17846.
(5)   Incorporated by reference to Current Report on Form 8-K, filed August 1,
      1991.
(6) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1992, File No. 0-17846.
(7) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1993, File No. 0-17846.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-2, File No. 33-65878.
(9) Incorporated by reference to Current Report on Form 8-K/A, dated November 30, 1993, File No. 0-17846.
(10) Incorporated by reference to Registration Statement on Form S-2, File No. 33-77574.
(11) Incorporated by reference to Amendment No. 1 to Registration Statement on Form S-2, File No. 33-77574.
(12) Incorporated by reference to Amendment No. 2 to Registration Statement on Form S-2, File No. 33-77574.
(13) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1994, File No. 0-17846.
(14) Incorporated by reference to Registration Statement on Form S-8 and Form S-3, File No. 33-89832.
(15) Incorporated by reference to Quarterly Report on Form 10-Q for the three-month period ended March 31, 1995, File No. 0-17846.
(16) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-2, File No. 33-77574.
(17) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1996, File No. 0-17846.
(18) Incorporated by reference to Transition Report on Form 10-K for the period July 1, 1997 to December 31, 1997.
(19) Incorporated by reference to Registration Statement on Form S-3, File No. 333-46277, filed on February 13, 1998.
(20)  Previously filed.



ITEM 17.    UNDERTAKINGS

(a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the shares offered therein, and the offering of such shares at that time shall be deemed to be the initial bona fide offering thereof.

(b) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Post-Effective Amendment No. 1 to this Form S-2 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Charlotte, North Carolina, as of September 30, 1998.


CCAIR, Inc.

By: /s/KENNETH W. GANN
    ------------------
      Kenneth W. Gann
      President

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kenneth W. Gann and Eric W. Montgomery true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments, including any post-effective amendments, to this registration statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated as of September 30, 1998.


        /s/
------------------------------------------
Kenneth W. Gann, Chief Executive Officer,
President and Director  (Principal Executive Officer)

        /s/
------------------------------------
Eric W. Montgomery, Vice President,
Secretary, Treasurer and Controller and Director
(Principal Financial Officer)



-------------------------------
George Murnane, III, Director


        /s/
------------------------------
Dean E. Painter, Jr., Director

        /s/
-----------------------------
Gordon Linkon, Director


        /s/
-----------------------------
K. Ray Allen, Director

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

2.1               Plan of Reorganization of CCAIR, Inc., effective September 3,
                  1991(5)


5.1               Opinion of Rayburn, Moon & Smith, P.A. (20)


10.1(a) The Company's Stock Option Plan dated May 18, 1989 with forms of Incentive Stock Option Agreement and Nonqualified Stock Option Agreement attached. (1)

10.1(b) Amendment to the Amended and Restated Stock Option Plan, dated February 6, 1992. (6)

10.1(c) Second Amended and Restated Stock Option Plan, dated February 6, 1993. (13)

10.1(d) Third Amended and Restated Stock Option Plan of the Company, dated February 23, 1994. (10)

10.1(e) Fourth Amended and Restated Stock Option Plan of the Company, dated November 15, 1994. (14)

10.2(a) Agreement dated October 16, 1991 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by the Air Line Pilots Association International. (6)

10.2(b) Letter of Agreement amendment dated December 14, 1991 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by the Air Lines Pilots Association International. (6)

10.2(c) Letter of Agreement amendment dated February 28, 1992 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by The Air Line Pilots Association International. (6)

10.2(d) Letter of Agreement amendment dated February 28, 1992 between CCAIR, Inc. and The Air Line Pilots in the service of CCAIR, Inc. as represented by The Air Line Pilots Association International. (6)

10.3(a) Service Agreement between USAir, Inc. and CCAIR, Inc. dated November 1, 1988. (1)

10.3(b) First Amendment to Service Agreement between USAir, Inc. and CCAIR, Inc., dated July 1, 1990. (3)

10.3(c) Supplemental Agreement between USAir, Inc., and CCAIR, Inc., dated July 30, 1990. (4)

10.3(d) Second Amendment to Service Agreement between USAir, Inc., and CCAIR, Inc., dated January 23, 1991. (4)

10.3(e) Third Amendment to Service Agreement between USAir, Inc., and CCAIR, Inc., dated August 1, 1991. (8)

10.3(f) Ground Handling Agreement, dated February 1, 1994, between CCAIR, Inc., and USAir, Inc. (10)

10.4(a) Loan Agreement dated as of September 4, 1991, between CCAIR, Inc., and NCNB National Bank of North Carolina. (4)

10.4(b) Revolving Credit Promissory Note by CCAIR, Inc. in favor of NCNB National Bank of North Carolina, dated September 4, 1991. (4)

10.4(c) Security Agreement dated as of September 4, 1991, between CCAIR, Inc., and NCNB National Bank of North Carolina. (4)

10.4(d) Loan Purchase Agreement dated as of September 4, 1991, by and among NCNB National Bank of North Carolina, British Aerospace, Inc., and CCAIR, Inc. (4)

10.4(e) Security Agreement dated as of September 4, 1991, between CCAIR, Inc. and British Aerospace, Inc. An identical agreement was executed with Jet Acceptance Corporation as of September 4, 1991, and is not filed herewith. (4)

10.4(f) Pledge of Cash Collateral Account dated as of September 4, 1991, by and among CCAIR, Inc., NCNB National Bank of North Carolina, British Aerospace, Inc., and Jet Acceptance Corporation. (4)

10.4(g) Loan Agreement dated as of August 14, 1992 between CCAIR, Inc. and NationsBank of North Carolina, N.A. (6)

10.4(h) Agreement dated as of January 17, 1994 among CCAIR, Inc., NationsBank of North Carolina, N.A., British Aerospace, Inc. and Jet Acceptance Corporation. (10)

10.4(h)(i)        Assignment and Bill of Sale dated as of January 10, 1995 by and among CCAIR, Inc., NationsBank of North Carolina, N.A.,
                  British Aerospace, Inc. and Jet Acceptance Corporation. (16)

10.5 Common Stock Purchase Agreement dated as of December 4, 1997 by and among CCAIR, Inc., and Robert Priddy, Bonderman Family Limited

                  Partnership, Hakatak Enterprises, Inc., Nominee, Par Investment Partners, L.P. and Jonathan G. Ornstein. (19)

10.6 Form of Operating Lease between Jet Acceptance Corporation and CCAIR, Inc., dated as of November 24, 1997, for 20 aircraft with Serial Numbers N941AE, N962AE, N928AE, N943AE, N964AE, N942AE, N957AE, N963AE, N920AE, N961AE, N966AE, N959AE,
                  N965AE, N952AE, N919AE, N958AE, N913AE, N927AE, N914AE,
                  N930AE. (18)

10.7(a) Settlement Agreement by and between CCAIR, Inc., and Lynrise Air Lease, Inc. dated as of March 31, 1998. (18)

10.7(b) Registration Rights Agreement by and among CCAIR, Inc., and Lynrise Air Lease, Inc. (18)

10.7(c)           Form of 7% Convertible Subordinated Note Due 2004. (18)

10.7(d) Option Agreement dated as of March 31, 1998 by and between CCAIR, Inc. and Lynrise Air Lease, Inc. (20)

10.10(a)(i)       Lease Agreement effective as of April 19, 1991 between the
                  Asheville Regional Airport Authority and CCAIR, Inc. (4)

10.10(a)(ii)      Letter dated August 28, 1991 by Asheville Regional Airport
                  Authority amending Lease. (4)

10.10(b) Lease Agreement dated July 5, 1989 between Clarke County Airport Authority and CCAIR, Inc. (4)

10.10(c) Agreement dated October 10, 1987 between the Central West Virginia Regional Airport Authority and CCAIR, Inc. (1)

10.10(d) Commuter Airline Agreement and Lease dated May 20, 1988 between the City of Charlotte and CCAIR, Inc. (1)

10.10(e) Agreement dated July 16, 1991 between the Chattanooga Metropolitan Airport Authority and CCAIR, Inc. (4)

10.10(f) Airport Use and Lease Agreement entered into as of January 1, 1989 between the Richland-Lexington Airport District and CCAIR, Inc. (4)

10.10(g) Agreement dated July 1, 1988 between the City of Danville, Virginia and CCAIR, Inc. (1)

10.10(h) Airport Use and Lease Agreement dated November 1, 1982 between Greenville-Spartanburg Airport District and Sunbird, Inc. (1)

10.10(i)(i)       Letter Agreement dated July 13, 1988 from CCAIR, Inc. to
                  Tri-State Airport Authority. (1)

10.10(i)(ii)      Letter dated February 25, 1991 by Tri-State Airport Authority amending Lease. (4)

10.10(j)(i)       Airport Use Agreement dated March 1, 1988 between the Board of Commissioners of Onslow County and CCAIR, Inc. (1)

10.10(j)(ii)      Amendment to Lease dated July 15, 1988 between the same
                  parties. (1)

10.10(k) Operating Agreement dated April 15, 1987 between Metropolitan Knoxville Airport Authority and CCAIR, Inc. (1)

10.10(l) Lease Agreement dated March 1, 1988 between the City of Macon and CCAIR, Inc. (1)

10.10(m) Letter Agreement dated September 5, 1990 between New Hanover County and CCAIR, Inc. (4)

10.10(n) Lease Agreement dated May 1, 1989 between Tri-City Airport Commission and CCAIR, Inc. (4)

10.10(o) Use Agreement dated May 1, 1991 between Airport Commission of Forsyth County and CCAIR, Inc. (4)

10.10(p) Letter from Pitt County - City of Greenville Airport Authority dated May 31, 1990 announcing fee structure. (4)

10.10(q) Airport Use Agreement dated May 1, 1991 between Raleigh County Airport Authority and CCAIR, Inc. (4)

10.10(r) Letter Agreement dated July 7, 1990 between Mercer County Airport Authority and CCAIR, Inc. (4)

10.10(s) Contract for Conduct of Commercial Flight Operations dated September 1, 1991 between Maryland Aviation Administration and CCAIR, Inc. (6)

10.29(a) Commercial Use Permit between CCAIR, Inc., and City of Charlotte, North Carolina dated April 1, 1991, relating to Old Terminal Building at Charlotte/Douglas International Airport. (4)

10.29(b) Commercial Use Permit dated April 15, 1992 between the City of Charlotte and CCAIR, Inc. (6)

10.30(a) Flight Attendant Agreement between CCAIR, Inc., and the Flight Attendants in the service of CCAIR, Inc., as represented by the Association of Flight Attendants effective May 22, 1991. (4)

10.30(b) Letter of Agreement amendment dated May 6, 1992 between CCAIR, Inc. and the Flight Attendants in service of CCAIR, Inc. as represented by the Association of Flight Attendants.
                  (6)

10.31 Letter Agreement dated February 27, 1991 between Pennsylvania Airlines and CCAIR, Inc. (4)

10.32(a) Purchase Agreement No. 8-0237, dated as of February 23, 1992 between CCAIR, Inc. and de Havilland Inc. (successor to Boeing of Canada, Ltd., a Delaware corporation, through its de Havilland Division) as amended by letter agreements attached thereto for two de Havilland DHC-8-102 Aircraft (N8800CC) and (N881CC). (6)

10.32(b) Purchase Agreement Assignment between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N88OCC). This Purchase Agreement Assignment is substantially identical to Purchase Agreement Assignment (N881CC), dated as of May 15, 1992, not filed herewith. (6)

10.32(c) Lease Agreement between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N880CC). This Lease Agreement is substantially identical to Lease Agreements (N881CC), (N882CC) and (N883CC) dated as of May 15, 1992, not filed herewith. (6)

10.32(d) Lease Supplement #1 between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 22, 1992 (N880CC). This Lease Supplement #1 is substantially identical to Lease Supplements (N881CC), (N882CC) and (N883CC) dated as of May 22, June 1 and June 12, 1992, respectively, not filed herewith. (6)

10.32(e) Tax Indemnity Agreement between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of May 15, 1992 (N880CC). This Tax Indemnity Agreement is substantially identical to Tax Indemnity Agreements (N881CC), (N882CC), and (N883CC) dated as of May 15, 1992, not filed herewith. (6)

10.32(f) Assignment and Assumption Agreement dated as of November __, 1995 between C.I.T. Leasing Corporation and Mellon Financial Services Corporation #3. (16)

10.32(g) Aircraft Lease Termination dated as of November ___, 1995 between Mellon Financial Services Corporation #3 and CCAIR, Inc. (16)

10.33(a) Lease Agreement (Spares) between CCAIR, Inc. and Mellon Financial Services Corporation #3 dated as of August 14, 1992. (6)

10.33(b) Lease Supplement between CCAIR, Inc and Mellon Financial Services Corporation #3 dated as of August 28, 1992. (6)

10.33(c) Tax Indemnity Agreement between CCAIR, Inc and Mellon Financial Services Corporation #3 dated as of August 14, 1992. (6)

10.34 Agreement dated January 1, 1994 between CCAIR, Inc. and the Mechanics and related employees in the service of CCAIR as represented by the International Brotherhood of Teamsters.
                  (13)

10.35             Employment Agreement between Kenneth W. Gann and CCAIR, Inc.
                  dated February 8, 1994. (13)

10.36(a) Agreement dated November 14, 1994, by and among CCAIR, Inc., British Aerospace Holdings, Inc., formerly British Aerospace, Inc., and Jet Acceptance Corporation. (16)

10.36(b) Acceptance Supplement No. 2 (N158PC) dated as of November 14, 1994 between Jet Acceptance Corporation and CCAIR, Inc. This Acceptance Supplement No. 2 is substantially identical to Acceptance Supplements No. 2 between Jet Acceptance Corporation and CCAIR, Inc. (N164PC, N162PC, N159PC, N157PC, N156PC, N190PC, N170PC, N169PC, N168PC, N163PC and N161PC),
                  notified herewith. (16)

10.37(a)          Lease Agreement dated as of November 15, 1994 between C.I.T.
                  Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 880CC). This Lease Agreement is substantially identical to Lease Agreements dated as of November 15, 1994 between C.I.T. Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 881CC, Reg. No. 882CC and Reg. No. 883CC), not filed herewith. (16)

10.37(b) Lease Agreement (Spares) dated as of November 15, 1994 between C.I.T. Leasing Corporation and CCAIR, Inc. (16)

10.37(c) Lease Supplement No. 1 is substantially identical to Lease Supplements No. 1 between C.I.T. Leasing Corporation and CCAIR, Inc. for DHC-8-102 Aircraft (Reg. No. 881CC, Reg. No. 882CC and Reg. No. 883CC) and Lease Supplement No. 1 (Spares), not filed herewith. (16)

10.38(a) Amended and Restated Loan Agreement dated as of February 10, 1995, between JSX Capital Corporation and CCAIR, Inc. (16)

10.38(b) Revolving Note dated February 10, 1995 in the principal amount of $2,500,000 by CCAIR, Inc. to the order of British Aerospace Holdings, Inc. (16)

10.38(c) Amended and Restated Security Agreement dated as of February 10, 1995 between JSX Capital Corporation and CCAIR, Inc. (16)

10.38(d) Amended and Restated Special Account and Disbursement Authorization Agreement dated as of February 10, 1995 among Wachovia Bank of North Carolina, N.A., CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and JSX Capital Corporation. (16)

10.39 Letter Agreement dated September 28, 1995 between JSX Capital Corporation and CCAIR, Inc. (17)

10.40 September 1995 Master Agreement among CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and JSX Capital Corporation. (17)

10.41 Second Amendment to Amended and Restated Loan Agreement, Related Loan Documents and Master Agreement as of July 9, 1997 between CCAIR, Inc., British Aerospace Holdings, Inc., Jet Acceptance Corporation and British Aerospace Asset Management, Inc. (18)

10.42 CCAIR, Inc. Directors' Compensation Stock Option Plan as of November 14, 1996. (18)

10.43 Line of Credit Commitment as of October 8, 1996 between Centura Bank and CCAIR, Inc. (18)

13.1 Transition Report on Form 10-K for period July 1, 1997 to December 31, 1997, File No. 0-17846, as filed on May 11, 1998.

13.2 Quarterly Report on Form 10-Q for quarter ended June 30, 1998, File No. 0-17846, as filed on July 29, 1998.

23.1              Consent of Arthur Andersen, LLP

23.2              Consent of Rayburn, Moon & Smith, P.A. (contained in Exhibit
                  5.1)

24.1 Reference is made to the Signatures section of this Registration Statement for the Power of Attorney contained therein

---------------

(1) Incorporated by reference to Registration Statement on Form S-1, File No. 33-28967.
(3) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1990, File No. 0-17846.
(4) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1991, File No. 0-17846.
(5)   Incorporated by reference to Current Report on Form 8-K, filed August 1,
      1991.
(6) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1992, File No. 0-17846.

(7) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1993, File No. 0-17846.
(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-2, File No. 33-65878.
(9) Incorporated by reference to Current Report on Form 8-K/A, dated November 30, 1993, File No. 0-17846.
(10) Incorporated by reference to Registration Statement on Form S-2, File No. 33-77574.
(11) Incorporated by reference to Amendment No. 1 to Registration Statement on Form S-2, File No. 33-77574.
(12) Incorporated by reference to Amendment No. 2 to Registration Statement on Form S-2, File No. 33-77574.
(13) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1994, File No. 0-17846.
(14) Incorporated by reference to Registration Statement on Form S-8 and Form S-3, File No. 33-89832.
(15) Incorporated by reference to Quarterly Report on Form 10-Q for the three-month period ended March 31, 1995, File No. 0-17846.
(16) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-2, File No. 33-77574.
(17) Incorporated by reference to Annual Report on Form 10-K for the fiscal year ended June 30, 1996, File No. 0-17846.
(18) Incorporated by reference to Transition Report on Form 10-K for the period July 1, 1997 to December 31, 1997.
(19) Incorporated by reference to Registration Statement on Form S-3, File No. 333-46277, filed on February 13, 1998.
(20) Previously filed.